UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

New York City REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55393	46-4380248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor

New York, New York 10019

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code:(212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 18, 2020, New York City REIT, Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with Computershare Trust Company, N.A., as rights agent. In connection with the Rights Agreement, the Company’s Board of Directors (the “Board”) intends to authorize a dividend of one common share purchase right (a “Right”), for each share of the Company’s common stock, par value $0.01 per share (“Common Share”), outstanding on a date to be set by the Board in its discretion.

Each Right will entitle the registered holder to purchase from the Company one Common Share at a price of $40.52 per one Common Share represented by a Right (the “Purchase Price”), subject to adjustment. The Rights will be in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company.

Distribution Date

Initially, the Rights will be attached to all Common Shares, and no separate certificates representing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be inseparable from the Common Shares, and the Company will issue one Right with respect to each new Common Share so that all Common Shares will have Rights attached.

On the Distribution Date, the Rights would separate from the Common Shares. As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or another uncertificated form, the Company will prepare and cause the Right Certificates to be delivered to each record holder of Common Shares as of the Distribution Date (other than any Acquiring Person (as defined below), its affiliates and associates).

The “Distribution Date” generally means the close of business on the 10th business day after the date a majority of the Board becomes aware (pursuant to a public announcement or otherwise) that a person or entity has become an Acquiring Person (as defined below). The Board may determine to delay the occurrence of the Distribution Date under certain limited circumstances, including, among other things, to preserve the Company’s status as a real estate investment trust for U.S. federal income tax purposes.

In addition, on the Distribution Date, proper provision will be made by the Company to provide each holder (other than the Company) of limited partnership units of the Company’s operating partnership, New York City Operating Partnership, L.P. (the “OP”), designated as “OP Units” (“OP Units”) with the number of Rights that would have been issued to the holder as if the holder had redeemed all of its OP Units for an equal number of Common Shares pursuant to and subject to the terms and conditions of the agreement of limited partnership of the OP immediately prior to the Distribution Date.

Exercisability

The Rights will not be exercisable until the Distribution Date. After the Distribution Date, each Right will be exercisable to purchase one Common Share for the Purchase Price. Prior to exercising their Rights, holders of Rights, in that capacity, have no rights as a stockholder of the Company.

Acquiring Person

An “Acquiring Person” generally means any person or entity that or which, together with its affiliates and associates, is or becomes on or after the date of the adoption of the Rights Agreement the Beneficial Owner (as described below) of 2.25% or more of the Common Shares then outstanding, but does not include:

•	the Company or any of its subsidiaries;

•	any employee benefit plan of the Company or any of its subsidiaries or the Company’s advisor, New York City Advisors, LLC (the “Advisor”);

•	any entity or trustee holding Common Shares for or pursuant to the terms of any plan or for the purpose of funding any plan or other benefits for employees of the Company or of any of its subsidiaries or the Advisor;

•	any passive investor, which generally means any person or entity Beneficially Owning Common Shares without a plan or an intent to seek control of or influence the control of the Company, but excluding any person or entity that makes a tender offer, mini or otherwise;

•	any person or entity that the Board has permitted to Beneficially Own a specified percentage of 2.25% or more of the Common Shares but only for so long as the person or entity does not acquire, without the prior approval of the Board, Beneficial Ownership of any additional Common Shares above the specified percentage; and

•	any person or entity that would otherwise be deemed an Acquiring Person as of the date of the adoption of the Rights Agreement, but only for so long as the person or entity does not acquire, without the prior approval of the Board, Beneficial Ownership of any additional Common Shares.

The Rights Agreement also provides that the Board may exempt any person or entity from being an Acquiring Person prior to the person or entity becoming an Acquiring Person, subject to the Board’s right to revoke the exemption. In the event the Common Shares are listed on the New York Stock Exchange, Inc. or The NASDAQ Stock Market LLC, the 2.25% threshold will increase to a threshold of 4.9% effective upon the commencement of trading.

Securities “Beneficial Owned” by a person or entity, together with its affiliates and associates, include:

•	any securities beneficially owned, directly or indirectly, within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	except under limited circumstances, securities with respect which the person or entity, or any of its affiliates or associates, has the right to acquire or vote pursuant to any agreement, arrangement or understanding;

•	any securities which are Beneficially Owned, directly or indirectly, by any other person or entity with which the person or entity, or any of its affiliates or associates, has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any voting securities of the Company, and which the person or entity, or any of its affiliates or associates, is acting in concert with towards a common goal relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company; and

•	any securities which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases.

From and after a person or entity becomes an Acquiring Person, all Rights that are, or, under certain circumstances specified in the Rights Agreement, were, Beneficially Owned by any Acquiring Person (or by certain related parties) will be null and void. In addition, on and after the Distribution Date, any Right, the exercise or exchange of which would cause a Person to become an Acquiring Person, will become null and void.

Consequences of Any Person or Entity Becoming an Acquiring Person

•	Flip In. If any person or entity becomes an Acquiring Person (other than pursuant to a Permitted Offer or a transaction described below under “—Flip Over”), each Right will entitle the holder thereof (other than Rights that have become null and void) to purchase at the Purchase Price a number of Common Shares having an estimated market value of twice the Purchase Price. However, these Rights will not be exercisable until the Rights are no longer redeemable by the Company as described below under “—Redemption” and are subject to the Company’s right to exchange described below under “—Exchange.” If the Common Shares are not listed on a national securities exchange, the Company’s estimated net asset value per Common Share in effect as of the applicable date, subject to adjustments and certain exceptions, will be deemed to be the market price of the Common Shares.

A “Permitted Offer” is a tender or exchange offer for all outstanding Common Shares at a price and on terms which a majority of the Board has previously determined are fair to the Company’s stockholders and not inadequate and otherwise in the best interests of the Company.

•	Exchange. If any person or entity becomes an Acquiring Person (but before the completion of a transaction described below under “—Flip Over”), the Company, upon the authorization and direction of the Board, may exchange the Rights (other than Rights that have become null and void), in whole or in part, for Common Shares on a one-for-one basis. To the extent prohibited by Maryland law, the Board will not authorize an exchange after an Acquiring Person becomes the Beneficial Owner of a majority the outstanding Common Shares.

•	Flip Over. If, after the date a majority of the Board becomes aware (pursuant to a public announcement or otherwise) that a person or entity has become an Acquiring Person, (i) the Company completes a merger or other business combination in which the Company is not the surviving entity or in which the Company is the surviving entity and its Common Shares are or will be exchanged for securities of any other person or entity or other assets, or (ii) 50% or more of the Company's assets or Earning Power (as defined in the Rights Agreement) is sold or transferred, each Right will entitle the holder thereof (other than Rights that have become null and void) to purchase at the Purchase Price a number of shares of common stock of the acquiring company having a market value of twice the Purchase Price.

Expiration

The Rights will expire, unless earlier exercised, exchanged, amended or redeemed, on the earlier of May 18, 2023 or if the Common Shares are listed on the New York Stock Exchange, Inc. or The NASDAQ Stock Market LLC, 364 days from the commencement of trading.

Redemption

At any time before the earlier of (i) the 5th business day following the Distribution Date or (ii) the expiration of the Rights by their terms, the Company, upon the authorization and direction of the Board, may redeem the Rights in whole, but not in part, at a price of $0.000001 per Right. If Continuing Directors no longer comprise a majority of the Board, then, for a period of 180 days, the Rights cannot be redeemed unless there are Continuing Directors and a majority of the Continuing Directors concur with the Board’s decision to redeem the Rights. Immediately upon the action of the Board ordering redemption of the Rights (with, if required, the concurrence of a majority of the Continuing Directors), or at a later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

The “Continuing Directors” include any current member of the Board and any person subsequently elected to the Board upon recommendation or approval of a majority of those directors (or directors recommended or approved by them), and exclude an Acquiring Person, its affiliates and associates, or any of their respective representatives or nominees.

Amendment

The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after the Distribution Date no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its affiliates and associates).

Adjustment

The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment in connection with various events from time to time to prevent dilution, including:

•	if the Company declares a dividend on Common Shares payable in Common Shares or effects a subdivision, combination or reclassification of the Common Shares;

•	if the holders of Common Shares are granted rights, options or warrants to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as the Common Shares) or convertible securities at a price less than the then current per share market price of the Common Shares; or

•	upon the distribution to all holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends, if any, or dividends payable in Common Shares) or subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price payable upon exercise of the Rights will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Anti-Takeover Effects

The Rights may have certain anti-takeover effects. In general terms and subject to certain exceptions, the Rights Agreement works by imposing a significant penalty upon any person or group (including a group of persons that are acting in concert with each other) that acquires 2.25% or more of the outstanding Common Shares without the approval of the Board. The Rights, however, should not interfere with any merger or other business combination approved by the Board.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On May 14, 2020, the Board approved and adopted an amendment to the exclusive forum provision in the Company’s bylaws. Prior to the amendment, unless the Company consented in writing, the Circuit Court for Baltimore City, Maryland, or, if that court did not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, was the sole and exclusive forum for (a) any derivative action or proceeding brought on the Company’s behalf, (b) any action asserting a claim of breach of a duty owed by a director, officer or other employee of the Company to the Company or to the Company’s stockholders, (c) any action asserting a claim pursuant to any provision of the Maryland General Corporation Law (the “MGCL”), the Company’s charter or the Company’s bylaws, or (d) any action asserting a claim governed by the internal affairs doctrine. Pursuant to the amendment, clause (a) of the preceding sentence was amended to exclude actions arising under the federal securities laws, and clauses (b) and (c) of the sentence were amended to cover any Internal Corporate Claim (as defined in the MGCL). The amendment also changed the United States District Court for the District of Maryland, Baltimore Division to the United States District Court for the District of Maryland, Northern Division.

The amendment also provides that, unless the Company consents in writing, none of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland and the federal district courts are, to the fullest extent permitted by law, the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

The following description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

The Company is supplementing the risk factors set forth under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019 filed on March 19, 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 14, 2020 with the additional risk factors set forth below.

The stockholder rights plan adopted by our board of directors may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders.

In May 2020, our board of directors adopted a stockholder rights plan that will expire May 2023 or sooner under certain circumstances. In connection with the rights plan, our board of directors intends to authorize a dividend of one common share purchase right for each share of our common stock outstanding on a date to be set by our board in its discretion. If a person or entity, together with its affiliates and associates, acquires beneficial ownership of 2.25% or more of our then outstanding common stock, subject to certain exceptions, each right would entitle its holder (other than the acquirer, its affiliates and associates) to purchase additional shares of our common stock at a substantial discount to the then current per share estimated net asset value. In addition, under certain circumstances, we may exchange the rights (other than rights beneficially owned by the acquirer, its affiliates and associates), in whole or in part, for shares of common stock on a one-for-one basis. The stockholder rights plan could make it more difficult for a third party to acquire the Company or a large block of our common stock without the approval of our board or directors, which may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders.

Our bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain actions and proceedings that may be initiated by our stockholders.

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, is the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, other than actions arising under federal securities laws, (b) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”), or any successor provision thereof, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any of our director, officer or other employee to us or to our stockholders or (ii) any action asserting a claim against us or any of our director or officer or other employee arising pursuant to any provision of the MGCL, our charter or our bylaws, or (c) any other action asserting a claim against us or any of our director or officer or other employee that is governed by the internal affairs doctrine. Our bylaws also provide that, unless we consent in writing, none of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland and the federal district courts are, to the fullest extent permitted by law, the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. These choice of forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that the stockholder believes is favorable.  Alternatively, if a court were to find these provisions of our bylaws inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving these matters in other jurisdictions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3.1	Amendment to Amended and Restated Bylaws of New York City REIT, Inc.

Exhibit 4.1	Rights Agreement, dated May 18, 2020, between New York City REIT, Inc. and Computershare Trust Company, N.A., as Rights Agent.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020	NEW YORK CITY REIT, INC.

	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President, and Secretary